SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

AMENDMENT NO. 1 TO
FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 28, 2007

Commission File Number: 00-27689

Aviation Upgrade Technologies, Inc.
(Exact name of registrant as specified in its charter)

Nevada (State of incorporation or organization)	33-0881303 (I.R.S. Employer Identification No.)

6550 South Pecos Road, Suite 142, Las Vegas, NV 89120
(Address of principal executive offices) (Zip Code)

(702) 450-0003)
(Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17 CFR 240.14d-2(b))
[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17 CFR 240.13e-4(c))

ITEM 4.01 CHANGES IN THE REGISTRANT'S CERTIFYING PUBLIC ACCOUNTANT

Effective February 28, 2007, the independent auditor for Aviation Upgrade Technologies, Inc. (the "Registrant"), Chang G. Park (“Park”) was dismissed, as Park had been engaged to review the Registrant’s financial statements only for the period ended September 30, 2006. Park had been the Registrant’s independent auditor from November 16, 2006 to February 28, 2007. The registrant’s financial statements for the fiscal year ended December 31, 2005 were audited by the auditing firm, Oscar C. Ibarra, CPA (“Ibarra”), the Registrant’s independent auditing firm prior to Park. Ibarra’s firm declined to stand for reappointment in November 2006, as previously reported.

On February 28, 2007, the Registrant engaged Stan J.H. Lee, CPA (“Lee”) to act as the Registrant's independent chartered accountants.

Park provided no reports as to any fiscal year end, due to the short timeframe of its engagement, nor did Park give any adverse opinion, or disclaimer of opinion and had no reportable qualification or modification as to audit scope or accounting principles except as described herein. During the Registrant's two most recent fiscal years and the period from the end of the most recently completed fiscal year through February 28, 2007, the date of Park’s resignation, there were no disagreements with Park on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Park would have caused it to make reference to such disagreements in its reports.

The Registrant's financial statements for the year ended December 31, 2006, will be audited by Lee. Park will not be involved in any way with the audit of the financial statements for the year ended December 31, 2006. The Registrant has authorized Lee to discuss any matter relating to the Registrant and its operations with Park.

The change in the Registrant's auditors was recommended and approved by the board of directors of the Registrant since the Registrant does not have an audit committee.

During the two most recent fiscal years and subsequent interim period, the Registrant did not consult with Lee regarding the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Registrant's financial statements, or any matter that was the subject of a disagreement or a reportable event as defined in the regulations of the Securities and Exchange Commission.

Park has had the opportunity to review the disclosures contained in this 8-K report. The Registrant has advised Park that it has the opportunity to furnish the Registrant with a letter addressed to the Securities and Exchange Commission concerning any new information, clarifying the Registrant's disclosures herein, or stating any reason why Park does not agree with any statements made by the Registrant in this report. The Registrant herewith files that correspondence as an exhibit to this amended report.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

Exhibit 16.1 Letter from the Registrant's former auditors confirming the information in Item 4.01 is attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Aviation Upgrade Technologies, Inc.

Date: March 13, 2007	By:	/s/ Torbjörn B. Lundqvist
Torbjörn B. Lundqvist
Chairman and Chief Executive Officer

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